                                   EXHIBIT 21
                                   ----------

                        FIFTH THIRD BANCORP SUBSIDIARIES

                             As of December 31, 2001

                                                                   Jurisdiction
                                                                        of
Name                                                               Incorporation
----                                                               -------------

Fifth Third Bank                                                      Ohio

         The Fifth Third Company                                      Ohio

         The Fifth Third Leasing Company                              Ohio

               The Fifth Third Auto Leasing Trust                     Delaware

         Midwest Payment Systems, Inc.                                Ohio

         Midwest Payment Systems East, Inc.                           New York

         Fifth Third International Company                            Kentucky

               Fifth Third Trade Services Limited                     Hong Kong

         Fifth Third Real Estate Capital Markets Company              Ohio

         Fifth Third Holdings, LLC                                    Delaware

         Fifth Third Mortgage Insurance Reinsurance Company           Vermont

         Fifth Third Mortgage Company                                 Ohio

              Fifth Third Real Estate Investment Trust, Inc.          Maryland

         Fifth Third Insurance Agency, Inc.                           Ohio

         Fifth Third Securities, Inc.                                 Ohio

         Fifth Third Asset Management, Inc.                           Ohio

Fifth Third Bank, Kentucky, Inc.                                      Kentucky

Fifth Third Bank, Northern Kentucky, Inc.                             Kentucky

                                   EXHIBIT 21
                                   ----------

                        FIFTH THIRD BANCORP SUBSIDIARIES

                             As of December 31, 2001

                                                                   Jurisdiction
                                                                        of
Name                                                               Incorporation
----                                                               -------------

Fifth Third Bank, Indiana                                             Indiana

         Community Financial Services, Inc.                           Indiana

               Pedcor Investments 1994 XXLP                           Indiana

Fifth Third Bank, Florida                                             Florida

Fifth Third Insurance Services, Inc.                                  Indiana

Fifth Third Community Development Corporation                         Indiana

Fifth Third Investment Company                                        Ohio

Fountain Square Insurance Company                                     Arizona

Heartland Capital Management, Inc.                                    Indiana

Old Kent Capital Trust I                                              Delaware

Old Kent Financial Life Insurance Company                             Arizona

Fifth Third Bank, Michigan                                            Michigan

         Old Kent Investment Corporation                              Nevada

         Home Equity of America, Inc.                                 Ohio

         GNB Management, LLC                                          Delaware

              GNB Realty, LLC                                         Delaware

         Old Kent Hong Kong, LLC                                      Michigan

              Old Kent Trade Services, Ltd.                           Hong Kong

         Old Kent Mortgage Services, Inc.                             Michigan

              Old Kent Mortgage Company                               Michigan

         Fifth Third Mortgage - MI, LLC                               Delaware

USB, Inc.                                                             Delaware

         Electronic Processing, Inc.                                  Florida

         Universal Savings Bank, F.A.                                 Federal

              USB Payment Processing, Inc.                            Delaware

                   Back Nine, Inc.                                    California

         Wellstreet Finance Ltd.                                      Delaware

         Universal Payroll Processing, Inc.                           Delaware